EXHIBIT 10 (i)

AMENDMENT NO. FOUR
TO THE
FAMILY DOLLAR
EMPLOYEE SAVINGS AND RETIREMENT PLAN AND TRUST
AMENDED AND RESTATED AS OF
JANUARY 1, 1987

THIS AMENDMENT, which is effective as of April 1, 2001, is made and executed by and among Family Dollar Stores, Inc. and Family Dollar, Inc., for themselves and their related corporations and other entities which have joined or will join as participating employers under this Plan as identified on new Appendix A to the Plan attached hereto (collectively, the “Employer”);

WITNESSETH:

A.	The Employer previously adopted the Family Dollar Employee Savings and Retirement Plan and Trust (the “Plan”) for the benefit of eligible employees and has reserved the right to amend the same from time to time.

B.	The Employer desires to amend the Plan in the manner hereinafter set forth in connection with changes to the eligibility requirements for Plan participation.

            THEREFORE, the Plan is amended as follows:

1.	Effective as of April 1, 2001, Section 2.1 (30) shall be amended to read as follows:

“(30) ENTRY DATE: The first practicable pay period on or after the date on which the Employee has met the relevant eligibility requirements. Prior to April 1, 2001, the Entry Date was January 1, April 1, July 1 and October 1 of each Plan Year; provided that prior to April 1, 1988, the Plan’s Entry Dates were only April 1 and October 1 of each Plan Year, except that for the sole purpose of determining Participation in the Plan under section 3.1 (and not for deferral elections or changes under Article 4 or any other purpose under the Plan), January 1 of each Plan Year also was an Entry Date.”

2.	Effective as of April 1, 2001, Section 3.1 shall be amended to read as follows:

3.1	Participation:

(a)	Pre-Effective Date Participants: An Employee who became a Participant under the prior provisions of the Plan prior to April 1, 2001 shall continue to participate in accordance with the provisions of this Plan.

(b)	Participation On and After April 1, 2001: Each Employee who is shown on the Employer’s Plan records as a Regular Full-Time Associate shall be eligible to participate in the Plan as of the first Entry Date on or after the date on which he has both attained age eighteen and completed ninety (90) days of employment for the Employer. Each Employee who is shown on the Employer’s Plan records as a Part-Time Associate or as a Full-Time Temporary Associate shall be eligible to participate in the Plan as of the first Entry Date on or after the date on which he both attained age eighteen and completed one Year of Service (provided he is still in the Service of the Employer on such date).

(c)	Plan Administrator’s Rules and Procedures: The Plan Administrator shall have rules and procedures for determining how individuals who change status during a Plan Year will be classified, which rules and procedures (without limitation) may include a provision that considers an Employee’s status as that which he had as of a certain day in a Plan Year ((e. g. , April 1).

IN WITNESS WHEREOF, Family Dollar Stores, Inc. and Family Dollar, Inc., for themselves and all other Employers listed on Appendix A, have caused the Amendment to be properly executed effective April 1, 2001.

FAMILY DOLLAR STORES, INC.
(Corporate Seal)
By: /s/ C. Martin Sowers C. MARTIN SOWERS Title: Sr. Vice President-Finance
Attest: By: /s/ Janice B. Burris JANICE B. BURRIS Title: Assistant Secretary

FAMILY DOLLAR, INC.
(Corporate Seal)
By: /s/ C. Martin Sowers C. MARTIN SOWERS Title: Sr. Vice President-Finance

Attest: By: /s/ Janice B. Burris JANICE B. BURRIS Title: Assistant Secretary

APPENDIX A

FAMILY DOLLAR STORES, INC.
Corporations and other Entities

Family Dollar Stores, Inc.
Family Dollar, Inc.
Family Dollar Holdings, Inc.
Family Dollar Services, Inc.
Family Dollar Operations, Inc.
Family Dollar Trucking, Inc.
Family Dollar Marketing, Inc.

Family Dollar Stores of Alabama, Inc.
Family Dollar Stores of Arkansas, Inc.
Family Dollar Stores of Colorado, Inc.
Family Dollar Stores of Connecticut, Inc.
Family Dollar Stores of Delaware, Inc.
Family Dollar Stores of D.C., Inc.
Family Dollar Stores of Florida, Inc.
Family Dollar Stores of Georgia, Inc.
Family Dollar Stores of Indiana, L.P.
Family Dollar Stores of Iowa, Inc.
Family Dollar Stores of Kentucky, Ltd.
Family Dollar Stores of Louisiana, Inc.
Family Dollar Stores of Maryland, Inc.
Family Dollar Stores of Massachusetts, Inc.
Family Dollar Stores of Michigan, Inc.
Family Dollar Stores of Mississippi, Inc.
Family Dollar Stores of Missouri, Inc.
Family Dollar Stores of New Jersey, Inc.
Family Dollar Stores of New Mexico, Inc.
Family Dollar Stores of New York, Inc.
Family Dollar Stores of North Carolina, Inc.
Family Dollar Stores of Ohio, Inc.
Family Dollar Stores of Oklahoma, Inc.
Family Dollar Stores of Pennsylvania, Inc.
Family Dollar Stores of Rhode Island, Inc.
Family Dollar Stores of South Carolina, Inc.
Family Dollar Stores of South Dakota, Inc.
Family Dollar Stores of Tennessee, Inc.
Family Dollar Stores of Texas, L.P.
Family Dollar Stores of Vermont, Inc.
Family Dollar Stores of Virginia, Inc.
Family Dollar Stores of West Virginia, Inc.
Family Dollar Stores of Wisconsin, Inc.